Sub-Item 77Q1(d): Copies of Constituent Instruments Defining The Rights of Shareholders Referred to in Sub-Item 77I

Effective October 30, 2015, the Goldman Sachs
Financial Square Federal Instruments Fund commenced offering FST, Administration, Capital, Cash Management, Preferred, Premier,
 Select and Service Shares (the Shares).
The terms of the Shares for the Fund are described in Post-Effective
 Amendment No. 505 to the Registrants Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on October 30, 2015
(Accession No. 0001193125-15-360308). Amendment No. 85 dated June 11, 2015 to the Registrants Agreement and Declaration of Trust dated January 28, 1997, which established the FST, Administration, Capital, Preferred, Premier, Select and Service Shares for the Fund, is incorporated herein by reference to Exhibit (a)(86) to Post-Effective Amendment No. 464 to the Registrants registration statement on Form N-1A filed with the Securities and Exchange Commission on June 17, 2015
(Accession No. 0001193125-15-226030). Amendment No. 86 dated
 August 13, 2015 to the Registrants Agreement and Declaration of
Trust dated January 28, 1997, which established the Cash Management Shares for the Fund, is incorporated herein by reference to Exhibit 99.(1)(iii) to the Registrants registration statement on Form N-14 filed with the Securities and Exchange Commission on August 18, 2015
(Accession No. 0001193125-15-294728).

Effective December 29, 2015, the Goldman Sachs
 Financial Square Government Fund commenced offering Class R6 Shares. The terms of the Class R6 Shares for the Fund are described in Post-Effective Amendment No. 516 to the Registrants
Registration Statement on Form N-1A, filed with the
 Securities and Exchange Commission on December 29, 2015
(Accession No. 0001193125-15-414886). Amendment No. 84 dated
April 16, 2015 to the Registrants Agreement and Declaration of
Trust dated January 28, 1997, which established the Class
R6 Shares for the Fund, is incorporated herein by reference
 to Exhibit (a)(85) to Post-Effective Amendment No. 455 to the Registrants Registration Statement on Form N-1A filed with the Securities and Exchange Commission on April 30, 2015
(Accession No. 0001193125-15-161650).

Effective January 29, 2016, the Goldman Sachs Investor Money Market Fund commenced offering Class A, Class C, Class I and
 Administration Shares (the Shares). The terms of the Shares for the Fund are described in Post-Effective Amendment No. 523 to the Registrants Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on January 29, 2016
 (Accession No. 0001193125-16-444378). Amendment No. 83
dated February 12, 2015 to the Registrants Agreement
 and Declaration of Trust dated January 28, 1997, which established the Class I and Administration Shares for the Fund, is incorporated herein by reference to Exhibit (a)(84)
 to Post-Effective Amendment No. 441 to the Registrants registration statement on Form N-1A filed with the Securities and Exchange Commission on February 27, 2015
 (Accession No. 0001193125-15-068876).
Amendment No. 87 dated October 15, 2015 to the Registrants
 Agreement and Declaration of Trust dated January 28, 1997, which established the Class A and Class C Shares for the Fund, is incorporated herein by reference to Exhibit (a)(88)
 to Post-Effective Amendment No. 504 to the Registrants registration statement on Form N-1A filed with the Securities and Exchange Commission on October 30, 2015
 (Accession No. 0001193125-15-359896).

Effective February 29, 2016, the Goldman Sachs
Financial Square Government Fund commenced offering
 Class A and Class C Shares (the Shares).
The terms of the Shares for the Fund are described in
 Post-Effective Amendment No. 532 to the
Registrants Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on February 29, 2016 (Accession No. 0001193125-16-485774).
 Amendment No. 88 dated December 17, 2015 to the
 Registrants Agreement and Declaration of Trust dated January 28, 1997, which established the Class A and Class C Shares for the Fund, is incorporated herein by reference to Exhibit
 (a)(89) to Post-Effective Amendment No. 511 to the Registrants registration statement on Form N-1A filed with the
Securities and Exchange Commission
on December 17, 2015 (Accession No. 0001193125-15-406661).